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                                                                    EXHIBIT 32.1

    Certification of the Chief Executive Officer and Chief Financial Officer
            of Apogee Robotics, Inc. pursuant to Section 906 of the
                           Sarbanes Oxley Act of 2002


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Apogee Robotics, Inc. (the "Company") for the quarter ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Michael Anthony, Chief Executive Officer and Chief Financial Officer of Apogee Robotics, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 28, 2007


/s/ Michael Anthony
-------------------
Michael Anthony
Chief Executive Officer


/s/ Michael Anthony
-------------------
Michael Anthony
Chief Financial Officer